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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): May 2, 2000




                                POPMAIL.COM, INC.
             (Exact name of registrant as specified in its charter)



                                    Minnesota
                          (State or other jurisdiction
                                of incorporation)
                                     0-23243
                            (Commission File Number)

                                   31-1487885
                                  (IRS Employer
                               Identification No.)




1331 Corporate Drive, Suite 350, Irving, Texas                          75038
   (Address of principal executive offices)                           (Zip Code)



          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (972) 550-5000



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Item 5. OTHER EVENTS


         The Registrant's Press Release dated May 3, 2000, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


         3.1(a) Articles of Incorporation, as amended (Incorporated herein by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended April 4, 1999)

         3.1(b) Certificate of Designation of Series B Convertible Preferred Stock (Incorporated herein by reference to Exhibit 3.1(b) to the Company's report on Form 8-K dated June 22, 1999 and filed on June 25, 1999)

         3.1(c) Certificate of Designation of Series C 8% Convertible Preferred Stock (incorporated herein by reference to Exhibit 3.1(c) to the Registrant's report on Form 8-K dated July 13, 1999 and filed on July 23, 1999)

         3.1(d) Certificate of Designation of Series D 8% Convertible Preferred Stock (incorporated hereby by reference to Exhibit 3.1(d) to the Registrant's Form 8-K dated September 1, 1999 and filed on September 16, 1999)

         3.1(e) Articles of Amendment of Articles of Incorporation filed on September 3, 1999 (incorporated hereby by reference to Exhibit 3.1(d) to the Registrant's Form 8-K dated September 1, 1999 and filed on September 16, 1999)

         3.1(f) Certificate of Designation of Series F Convertible Preferred Stock (incorporated herein by reference to Exhibit 3.1 of the Company's Current Report on Form 8-K dated February 9, 2000 filed on February 24, 2000)

         3.1(g) Certificate of Designation of Series E Convertible Preferred Stock (incorporated herein by reference to Exhibit 3.1(g) of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 2, 2000)

         3.1(h) Certificate of Designation of Series G 10% Convertible Preferred Stock

         10.1     Form of Warrant

         10.2 Securities Purchase Agreement, dated May 2, 2000 between the Company and The Shaar Fund Ltd.

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         10.3     Registration Rights Agreement, dated May 2, 2000 between the
                  Company and The Shaar Fund Ltd.

         10.4 Investment Banking Agreement by and between the Company and Sands Brothers & Co., Ltd. dated April 17, 2000.

         10.5 Warrant Agreement dated as of April 17, 2000 between the Company and Sands Brothers & Co., Ltd. (with attached Form of Warrants)

         99.1.    Press Release dated May 8, 2000.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    POPMAIL.COM, INC.


Date:   May 8, 2000                 By:  /s/ Stephen D. King
                                       ----------------------------------------
                                             Name:  Stephen D. King
                                             Title: Chief Executive Officer






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                                  Exhibit Index


3.1(h)   Certificate of Designation of Series G 10% Convertible Preferred Stock

10.1     Form of Warrant

10.2 Securities Purchase Agreement, dated May 2, 2000 between the Company and The Shaar Fund Ltd.

10.3 Registration Rights Agreement, dated May 2, 2000 between the Company and The Shaar Fund Ltd.

10.4 Letter Agreement by and between the Company and Sands Brothers & Co., Ltd. dated April 17, 2000.

10.5 Warrant Agreement dated as of April 17, 2000 between the Company and Sands Brothers & Co., Ltd. (with attached Form of Warrants)

99.1.    Press Release dated May 8, 2000.



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